QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.34

AMENDMENT TO CONTRACT

        THIS AMENDMENT TO CONTRACT is made and entered into this 8th day of August, 2008, by and between Helmerich & Payne International Drilling Co., hereinafter referred to as "H&P", and Southeast Texas Industrial Services, Inc., hereinafter referred to as "STIS".

        WITNESSETH:

        WHEREAS, H&P and STIS entered into a Contract dated the 18th day of July, 2007, for certain services defined therein as the "Work" (the "Contract");

        WHEREAS, the parties hereto are mutually desirous of amending the terms of the above-referenced Contract as hereafter set forth; and

        WHEREAS, the Contract has continued in full force and effect to the present time.

        NOW, THEREFORE, in consideration of the rights and obligations passing between the parties, the parties hereto do amend said Contract, as follows, to-wit:

1.
Beginning in line 11 of Annex 1, Sections (a) through (f) immediately following "(the "Work")" are hereby deleted and replaced with the following:

"a.
Flex3: 24 rigs (R376, R377, R378, R379, R380, R381, R382, R383, R384, R385, R386, R387, R388, R389, R390, R391, R392, R393, R394, R395, R396, R397, R398, R399)

b.
Flex4S:    2 rigs (R343, R350)

c.
Flex4S+:    4 rigs (R329, R330, R353, R354)

d.
Flex4MA:    2 rigs (R351, R352)

e.
Flex 4M:    9 rigs (R336, R337, R338, R339, R340, R344, R345, R346, R347)

f.
Flex5:    2 rigs (R348, R349)

g.
The remaining 7 rigs will be a combination of the various types listed above as determined by H&P."

2.
In Section 1 of Exhibit "A", "November 15, 2005" is hereby replaced with "July 2, 2007".

3.
The table in Exhibit "A-1" is hereby amended by adding an additional row at the bottom as follows:

J. Wilson	68.55	95.40	121.60

        Except as amended hereby, all other terms and conditions of the Contract shall remain in full force and effect.

        IN WITNESS WHEREOF, H&P and STIS have executed this Amendment to Contract as of the day and year first written above.

HELMERICH & PAYNE INTERNATIONAL DRILLING CO. INC.
By:	/s/ M. ALAN ORR
Executive Vice President

SOUTHEAST TEXAS INDUSTRIAL SERVICES, INC.
By:	/s/ PAUL SPENCE
	Name:	Paul Spence
	Title:	President

QuickLinks

  Exhibit 10.34
AMENDMENT TO CONTRACT